Exhibit 10.3

RECORDATION REQUESTED BY:
Provident Bank
10 Woodbridge Center Drive,
3rd Floor,
Woodbridge, New Jersey 07095

WHEN RECORDED MAIL TO:
Matthew E. Mirett, Esq.
Sherman Atlas Sylvester
& Stamelman LLP
210 Park Avenue
Suite 200
Florham Park, New Jersey 07932
FOR RECORDER’S USE ONLY

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES,
SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT

THIS MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT (together with all extensions, renewals, amendments, modifications, substitutions, and restatements thereof, this “Mortgage”), dated as of July 7, 2026, is made by LINCOLN TECHNICAL INSTITUTE, INC., a New Jersey corporation, having a mailing address of 14 Sylvan Way, Suite A, Parsippany, New Jersey 07054 (the “Mortgagor”), in favor of PROVIDENT BANK, the address of which is 10 Woodbridge Center Drive, 3rd Floor, Woodbridge, New Jersey 07095 (the “Mortgagee” or the “Bank”).

WITNESSETH:

WHEREAS, for the purpose of securing, such order of priority as the Mortgagee may elect, the full and prompt payment, observance and performance when due, of all present and future obligations and indebtedness of the Mortgagor to the Mortgagee, whether at the stated time, by acceleration or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether or not of the same or similar class or of like kind to any indebtedness incurred contemporaneously with the execution of this Mortgage, and whether now or hereafter existing, or due or to become due, including without limitation, the following:

(a)
Obligations under Promissory Note. Payment of any and all amounts owed by the Mortgagor under, in connection with and/or pursuant to the indebtedness evidenced by that certain Promissory Note of even date herewith, in the original principal sum of Fifteen Million Forty Thousand and 00/100 Dollars ($15,040,000.00) (the “Note”), with interest thereon according to the provisions thereof, and all obligations of the Mortgagor under, in connection with and/or pursuant to this Mortgage granted by the Mortgagor as security for payment of the foregoing indebtedness; and

(b)
All Sums in Connection with Note and Mortgage. All sums advanced or expenses or costs paid or incurred (including without limitation reasonable attorneys’ fees and other legal expenses) by the Mortgagee pursuant to or in connection with the Note or this Mortgage, plus any interest on such sums, expenses or costs; and

(c)
Any Changes to Note. Any extensions, amendments, modifications, changes, substitutions, restatements, renewals or increases or decreases to the Note and all other indebtedness secured by this Mortgage; and

(d)
[Reserved]

(e)
Any and All Other Indebtedness. All other indebtedness, obligations and liabilities of any kind, of the Mortgagor to the Mortgagee arising under the Loan Documents.

WHEREAS, this Mortgage shall secure all of such obligations up to the maximum principal amount of Fifteen Million Forty Thousand and 00/100 Dollars ($15,040,000.00) and such amount may be advanced and repaid in whole or in part and again advanced and repaid in whole or in part from time to time without affecting the existence or priority of the lien of this Mortgage and this total shall limit only the total amount of principal which may be secured by this Mortgage at any one time. The Mortgagor stands to benefit from the commercial mortgage loan evidenced by the Note (the “Loan”) and is the legal and beneficial owner of the Mortgaged Property. It is a condition precedent to the obligation of the Mortgagee to make the Loan that the Mortgagor shall have executed and delivered this Mortgage to the Mortgagee.

NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, AND INCORPORATING THE ABOVE RECITALS BY REFERENCE AS IF SPECIFICALLY RESTATED, THE MORTGAGOR HEREBY IRREVOCABLY GRANTS, MORTGAGES, GIVES, BARGAINS, SELLS, ALIENATES, CONVEYS, CONFIRMS, PLEDGES, ASSIGNS AND HYPOTHECATES TO MORTGAGEE WITH WARRANTY COVENANTS:

All that certain property and all buildings and all other improvements now thereon or hereafter constructed thereon situated in the County of Cook, State of Illinois, described in Schedule A attached hereto and made a part hereof by reference, (the “Premises”);

TOGETHER WITH all of the following which, with the Premises, are herein collectively called the “Mortgaged Property” or “Property”:

(a)
All appurtenances and all estate and rights of the Mortgagor in and to the Premises;

(b)
All water and water rights, ditch and ditch rights, reservoir and reservoir rights, stock or interests in irrigation or ditch companies, royalties, minerals, oil and gas rights, lease or leasehold interests owned by the Mortgagor, now or hereafter used or useful in connection with, appurtenant to or related to the Premises;

(c)
All right, title and interest of the Mortgagor in and to all streets, roads and public places, opened or proposed, and all easements and rights of way, public or private, now or hereafter used in connection with the Premises;

(d)
All improvements and all fixtures owned by the Mortgagor that constitute part of the Premises under applicable law, and all replacements thereof and substitutions therefor that also constitute fixtures forming part of the Premises; and

(e)
All awards, payments or other amounts, including interest thereon, which may be made with respect to the Mortgaged Property as a result of injury to or decrease in the value of the Mortgaged Property or as a result of the exercise of the power of condemnation or eminent domain.

(f)
All rights to the rents, issues and profits of the Mortgaged Property as well as the fees, charges, accounts, or other payments for the use or occupancy of rooms and other public facilities (provided, however, that the Mortgagor shall be entitled to collect and retain the above until an Event of Default has occurred and is continuing hereunder). Notwithstanding anything to the contrary contained herein, the Mortgaged Property does not include equipment that does not constitute a fixture, inventory, accounts other than rents arising from the Mortgaged Property, deposit accounts, intellectual property, general intangibles other than leases affecting the Mortgaged Property, chattel paper, instruments, documents, investment property, swap rights, books and records or any other personal property that does not constitute a fixture forming part of the Mortgaged Property under applicable law.

The Mortgagor covenants as follows:

A.
PROVISIONS RELATING TO THE MORTGAGED PROPERTY

1.
Taxes and Governmental Claims and Other Liens. The Mortgagor agrees to pay or cause to be paid, prior to the date they would become delinquent if not paid, all taxes, assessments and governmental charges whatsoever levied upon or assessed or charged against the Mortgaged Property (hereinafter collectively referred to as “Taxes”), including, without limitation, all water and sewer taxes, assessments and other charges, taxes, impositions and rents, if any. The Mortgagor shall not be entitled to any credit against payments due hereunder or under the Loan by reason of the payment of any Taxes thereon. The Mortgagor shall give to the Mortgagee a receipt or receipts, or certified copies thereof, evidencing every such payment by the Mortgagor, not later than forty-five (45) days after such payment is made but not later than forty-five (45) days after such payment would become delinquent if not paid. The Mortgagor also agrees to promptly and faithfully pay, satisfy, and obtain the release of all other claims, liens, encumbrances, and contracts, affecting or purporting to affect the title to, or which may be or appear to be liens on, the Mortgaged Property or any part thereof, other than Permitted Encumbrances, and all costs, charges, interest and penalties on account thereof, including, without limitation, the claims of all persons supplying labor or materials to the Mortgaged Property and to give the Mortgagee, upon demand, evidence satisfactory to the Mortgagee of the payment, satisfaction or release thereof.

2.
Tax and Insurance Escrow. If required by the Bank upon the occurrence and during the continuance of an Event of Default hereunder, together with the regular monthly payments due to the Bank under the Note, the Mortgagor shall pay to the Bank one-twelfth (1/12th) of the sum of: (a) the Taxes for the current fiscal year; and (b) the aggregate of the premiums on insurance on the Property, including, but not limited to, flood insurance, which the Bank estimates will become payable within the next succeeding twelve months. If, in the Bank’s opinion, the amount in such reserve is more than is reasonably required, the Bank shall credit the excess against subsequent monthly escrow payments; however, if, in the Bank’s opinion, the amount in such reserve is less than is reasonably required, then, on demand by the Bank, the Mortgagor shall pay any deficiency to the Bank. The Bank shall apply the moneys in such reserve to the payment of Taxes and insurance premiums as they become payable. If the Bank waives any escrow requirement described in this Section, the Mortgagor shall furnish receipted tax and premium bills to the Bank no later than thirty (30) days after the due date thereof. If permitted by law, the deposits and funds retained by the Bank shall bear no interest and may be commingled with other funds of the Bank. If the indebtedness evidenced by the Note shall be declared immediately due and payable by the Bank, all such deposits may, at the option of the Bank, be applied to such indebtedness. The Mortgagor shall not receive any credit on or make any deduction from the interest or principal of the Note by reason of its deposit with the Bank of the sums necessary for payment of any Taxes or insurance.

3.
Insurance. The Mortgagor shall comply with the following insurance requirements with respect to the Property:

(a)
All insurance policies required hereby shall be (i) issued by companies which shall have an A.M. Best Rating Guide Stability Rating of “A” or better, and a Financial Rating of VI or better, (ii) on forms, in amounts, and with deductibles, all of which are consistent with the policies provided to the Bank in advance of closing or are otherwise reasonably acceptable to the Bank and (iii) maintained throughout the term of the Loan, without cost to the Bank. All policies shall be deposited with the Bank (if required by the Bank), and shall contain such provisions as the Bank deems necessary or desirable to protect its interest, including, without limitation, a provision that such policy shall not be cancelled unless the Bank is given thirty (30) days prior written notice, or ten (10) days prior written notice in the case of cancellation for non-payment of premium, in each case to the extent such notice is provided by the applicable insurer. The Mortgagor shall provide the Bank with prompt written notice of any material alteration, limitation or reduction in coverage under any policy required hereunder.

(b)
The Mortgagor shall keep in effect a Commercial Property Insurance policy covering the Property and fixtures constituting part of the Mortgaged Property, for a limit of insurance equal to one hundred percent (100%) of the replacement cost for the Property covering hazards of risk on an open perils basis (commonly known as “Special Causes of Loss” Form). The coinsurance provision of the policy should be eliminated or suspended by the inclusion of the agreed value provision. Loss payment should be adjusted and made based on replacement cost valuation and should include provisions for adjustment inflation and additional costs associated with the enforcement of federal, state, and local building codes and ordinance to the Property.

(c)
The Commercial Property Insurance policy shall include business income coverage (including, but not limited to, loss of rental value) for a limit to cover at least twelve (12) months continuing business operations.

(d)
The Mortgagor shall keep in effect boiler and machinery insurance covering the Property and fixtures constituting part of the Mortgaged Property, for a limit of insurance equal to one hundred percent (100%) of the replacement cost for the Property.

(e)
All such policies to be written for the full insurable value of the Property (without deduction for depreciation or obsolescence) or fixtures constituting part of the Mortgaged Property and shall name the Bank as First Mortgagee under a Standard Mortgagee Clause with respect to the improvements and Lender Loss Payee under a Lenders’ Loss Payable Clause with respect to fixtures constituting part of the Mortgaged Property. If a blanket policy is issued, a certified copy of said policy shall be furnished together with an endorsement indicating that the Bank is the First Mortgagee and Lender Loss Payee under said policy in the proper designated amount. The Mortgagor shall also carry such other insurance as may reasonably be required by the Bank.

(f)
The Mortgagor shall also keep in effect a Commercial General Liability insurance policy, insuring the Mortgagor and naming the Bank as Additional Insured covering any liability arising out of any accident, injury or operations occurring in or about the Property. Such liability coverage shall be in the minimum amounts of $1,000,000.00 per occurrence and $2,000,000.00 in the aggregate, with the general aggregate applying on a “per location basis” if the Commercial General Liability Insurance is provided by a policy covering more than one location. The Mortgagor shall also maintain umbrella or excess liability coverage with limits of not less than $10,000,000.00 per occurrence and in the aggregate. The umbrella or excess liability policy shall not be required to include an endorsement amending the aggregate to apply on a “per location basis.”

(g)
If the Property is required to be insured pursuant to the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, and the regulations promulgated thereunder, because it is located in an area which has been identified by the Secretary of Housing and Urban Development as a Flood Hazard Area, then, the Mortgagor shall obtain a flood insurance policy covering the Property in an amount not less than the outstanding principal balance of the Note or the maximum limit of coverage available from FEMA, whichever is less. Such policy shall name the Bank as First Mortgagee under a Standard Mortgagee Clause with respect to the improvements and Lender Loss Payee with respect to fixtures constituting part of the Mortgaged Property.

(h)
The Mortgagor shall maintain Workers’ Compensation/Employer Liability Coverage as required by applicable law.

4.
Damage, Destruction, and Condemnation.

(a)
If all or any part of the Property shall be damaged or destroyed, or if title to or the temporary use of the whole or any part of the Property shall be taken or condemned by a governmental authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by the Mortgagor hereunder or under the Note, and the Mortgagor shall continue to be obligated to make such payments.

(b)
If the Property or any part thereof is partially or totally damaged or destroyed by fire or any other cause, the Mortgagor shall give prompt written notice thereof to the Bank. The Mortgagor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to the Bank. The Bank shall have the option, in its sole discretion, of paying or applying all or any part of the insurance proceeds (i) to reduce any outstanding sums due under the Note or this Mortgage or (ii) to the repair, restoration, replacement and rebuilding of the Property in accordance with the Bank’s construction loan disbursement conditions and requirements. If the Bank elects to apply said proceeds to restore the Property and, in the Bank’s judgment, said proceeds are insufficient to complete the restoration, the Mortgagor shall deposit with the Bank such amounts as are necessary, in the Bank’s sole judgment, to complete such restoration of the Property.

(c)
Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property, or any portion thereof, the Mortgagor shall notify the Bank of the pendency of such proceedings. The Bank may participate in any such proceedings and the Mortgagor shall from time to time deliver to the Bank all instruments requested by it to permit such participation. The Mortgagor shall, at its sole cost and expense, diligently prosecute any such proceeding and shall consult with the Bank, its attorneys and experts and cooperate with it in any defense of any such proceedings. The Mortgagor shall not, without the Bank’s prior express written consent, enter into any agreement for the taking or conveyance in lieu thereof of the Property, or any part thereof, with anyone authorized to acquire the same by eminent domain, condemnation or like power or proceeding. Upon the occurrence of any condemnation or taking or agreement in lieu thereof with respect to a portion of the Property, the Bank shall have the option, in its sole discretion, of paying or applying all or any part of the condemnation proceeds (i) to reduce any amounts due under the Note, or (ii) to the repair, restoration, replacement and rebuilding of the Property in accordance with the Bank’s standard construction loan disbursement conditions and requirements.

(d)         Nothing in this Section shall relieve the Mortgagor of its duty to repair, restore, rebuild or replace the Property following damage or destruction by fire or other casualty or partial condemnation in the event that no or inadequate proceeds of insurance or condemnation awards are available to defray the cost of such repairing, restoring, rebuilding or replacement, subject to Paragraph A.5.

(e)
Notwithstanding anything herein to the contrary, in case of loss or damage by casualty, the Mortgagor shall, if no Event of Default then exists, have the sole and exclusive right to settle, compromise, or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from any and all losses payable under, insurance policies to the extent the amount thereof does not exceed Two Hundred Fifty Thousand Dollars ($250,000.00) (hereinafter referred to as the “Threshold Amount”), and all claims for losses in excess of said Threshold Amount shall be settled, compromised, or adjusted only with the mutual agreement of the Mortgagor and the Bank, which agreement shall not be unreasonably withheld, conditioned or delayed, and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of the Threshold Amount are payable or if an Event of Default exists, then, in either of such events, the Bank is hereby authorized to collect and receive any such insurance proceeds. Insurance proceeds collected by the Bank, after deducting therefrom any reasonable third-party expenses incurred in collection, shall be made available to the Mortgagor for the purpose of paying the cost of rebuilding or restoring the Mortgaged Property if (i) the Mortgaged Property is reasonably capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds provided by the Mortgagor, are sufficient to restore the Mortgaged Property, (iii) the restoration of the Mortgaged Property can be completed no less than six (6) months prior to the maturity date of the Loan, and (iv) no Event of Default then exists. If the Bank makes said proceeds available to the Mortgagor to pay the cost of rebuilding or restoration, then such proceeds shall be made available in the manner and under the conditions the Bank may reasonably require to assure proper application thereof. The Mortgaged Property shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction subject to requirements of applicable law. If the projected cost of rebuilding or restoration exceeds the Threshold Amount, then insurance proceeds shall not be made available to the Mortgagor unless and until the Bank has approved plans and specifications therefor, which approval shall not be unreasonably withheld. If the proceeds are to be made available by the Bank to the Mortgagor, then any surplus remaining out of said insurance proceeds after payment of the costs of rebuilding or restoring the Mortgaged Property shall, provided no Event of Default is then outstanding, be paid to the Mortgagor. No interest shall be allowed to the Mortgagor on any proceeds of insurance held by the Bank.

5.
Condition of Mortgaged Property.

(a)
The Mortgagor agrees to properly care for and keep the Mortgaged Property in good condition and repair. Without the prior written consent of the Mortgagee, the Mortgagor agrees not to cause or permit any building or improvement which constitutes a part of the Premises to be removed, demolished or structurally altered, in whole or in part, or any fixture which constitutes a portion of the Mortgaged Property to be removed (other than in the ordinary course of the Mortgagor’s business), damaged or destroyed. The Mortgagee consents to the removal and replacement of fixtures and if such fixtures are simultaneously replaced with fixtures of equal or greater value, that are subject only to Permitted Encumbrances, and if the value of the Mortgaged Property is not diminished thereby. All alterations, replacements, renewals or additions made pursuant to this Section shall automatically become and constitute a part of the Property and shall be covered by the lien of this Mortgage. The Mortgagor agrees not to abandon the Premises or leave the Premises unprotected, unguarded, vacant or deserted, and not to cause or permit any waste to the buildings, improvements or fixtures constituting any portion of the Mortgaged Property. The Mortgagor agrees (i) to repair, restore and reconstruct in good and workmanlike manner to the condition required hereby any improvement which constitutes a part of the Mortgaged Property which may be damaged or destroyed, in accordance with the provisions of Paragraph A.4 hereof (provided however, the Mortgagor shall not be required to so repair, restore or reconstruct if the insurance proceeds are not made available therefor, and further provided, if the Mortgagee elects to use such proceeds to reimburse the Mortgagor for the costs of such repair, restoration or reconstruction; (ii) not to permit any lien of mechanics or materialmen to attach to the Mortgaged Property, provided, however, that the filing of any such lien shall not constitute a default hereunder if the Mortgagor shall provide an adequate bond with respect to any such lien, in accordance with applicable law or shall provide indemnification with respect to such lien with security therefor acceptable to the Mortgagee in the Mortgagee’s reasonable discretion; (iii) to comply with all laws, ordinances, regulations or governmental orders affecting the Mortgaged Property or requiring any alterations or improvements thereto; (iv) not to commit, suffer or permit any act with respect to the Mortgaged Property in violation of law or of any covenants, prior encumbrances, conditions or restrictions affecting the Mortgaged Property; (v) to make or cause to be made from time to time all needed or proper replacements, repairs and renewals; (vi) to perform all obligations and pay all amounts as and when required to protect the Mortgagor’s interest in the Premises; and (vii) to do any other act or acts, all in a timely and proper manner which from the character or use of the Mortgaged Property may be reasonably necessary to protect and preserve the value of the Mortgaged Property.

(b)
The Mortgagee may, during normal business hours and upon reasonable notice to the Mortgagor and subject to the provisions of applicable leases, enter and inspect or protect the Mortgaged Property, in person or by agent, in such manner and to such extent as it may deem necessary. In the event that an Event of Default exists due to the Mortgagor’s failure to maintain the Mortgaged Property in the manner specified herein, the Mortgagee may, at its option, undertake such repairs or maintenance, for the account of the Mortgagor, as the Mortgagee deems necessary. The reasonable cost of any such repairs or maintenance undertaken by the Mortgagee shall become immediately due and payable by the Mortgagor to the Mortgagee and the Mortgagee shall be reimbursed therefor in accordance with the provisions of Paragraph B.2 hereof. The right of the Mortgagee to undertake such repairs or maintenance shall be optional, shall not impose any duties on the Mortgagee, and shall not be deemed to cure any Default under this Mortgage for failure to maintain the Mortgaged Property in accordance with the covenants herein.

(c)
The Mortgagee shall have the right to appraise the Mortgaged Property at any time during the term of this Mortgage, which shall be at the Mortgagor’s reasonable expense no more than once every other year, or if an Event of Default exists. The Mortgagor agrees to provide any information reasonably requested by the Mortgagee in order to perform the appraisal and permit the Mortgagee’s designated appraiser access to the Property at any reasonable time for the purpose of conducting the appraisal.

6.
Alterations and Additions. The Mortgagor agrees that, as to any alteration, addition, construction or improvement to be made upon the Premises, all plans and specifications therefor shall be prepared by or on behalf of the Mortgagor and shall be subject to the Mortgagee’s reasonable written approval in advance of the commencement of work; once commenced, all work thereunder shall be prosecuted with due diligence; all construction thereof will be in substantial accordance with the plans and specifications so approved and will comply with all laws, ordinances or regulations made or promulgated by any governmental agency or other lawful authority and with the rules of the applicable National Fire Protection Association. Should the Mortgagor at any time fail to comply with any notice or demand by any governmental agency, which alleges a failure to comply with any such plan, specification, law, ordinance or regulation, such failure shall, at the Mortgagee’s option, constitute a default hereunder.

7.
Status of Title. The Mortgagor represents and warrants that, upon the recording of the deed conveying the Premises to the Mortgagor, it is the lawful owner of the Mortgaged Property in fee simple, subject to the Permitted Encumbrances. The Mortgagor represents and warrants that it has full right, power and authority to convey and mortgage the Mortgaged Property and to execute this Mortgage. The Mortgagor also agrees to protect, preserve and defend its interest in the Mortgaged Property and title thereto, including full performance of any prior claim or lien; to appear and defend this Mortgage in any action or proceeding affecting or purporting to affect the Mortgaged Property, the lien of this Mortgage thereon or any of the rights of the Mortgagee hereunder, and to pay all reasonable costs and expenses incurred by the Mortgagee in connection with any such action or proceeding, including, without limitation, reasonable attorneys’ fees, whether any such action or proceeding progresses to judgment and whether brought by or against the Mortgagee, the Mortgagor, or the Mortgaged Property. The Mortgagee shall be reimbursed for any such costs and expenses in accordance with the provisions of Paragraph B.2 hereof. The Mortgagee may, but shall not be under any obligation to, appear or intervene in any such action or proceeding and retain counsel therein and defend the same or otherwise take such action therein as it may reasonably deem advisable or may settle or compromise the same and, for any of such purposes, may expend and advance such sums of money as it may reasonably deem necessary, and the Mortgagee shall be reimbursed therefor in accordance with the provisions of Paragraph B.2 hereof.

8.
Security Interest in Fixtures. This Mortgage shall cover, and the Mortgagor hereby grants to the Mortgagee a security interest in, all fixtures now or hereafter affixed or attached to or incorporated into the Mortgaged Property, including without limitation all furnaces, heating equipment, air conditioners, fans, water heaters, pipes, ducts, wiring and electrical fixtures, conduits, plumbing, sinks, partitions, restroom fixtures, light fixtures, windows and window coverings, and floor, ceiling and wall coverings, and all replacements thereof and substitutions therefor, which, to the fullest extent permitted by law shall be deemed fixtures and a part of the real property. This Mortgage grants to the Mortgagee a security interest solely in the Mortgagor’s right, title and interest in fixtures that constitute part of the Mortgaged Property under applicable law, together with replacements of and additions to such fixtures that also constitute fixtures forming part of the Mortgaged Property and identifiable insurance and condemnation proceeds thereof. No security interest is granted in any non-fixture personal property. The Mortgagor shall execute such fixture financing statements, amendments and continuation statements as the Mortgagee may reasonably request solely to perfect or continue the security interest expressly granted by this Section, provided that no such filing shall expand the collateral covered by this Mortgage. The security interest granted by this Section is subject to the Permitted Encumbrances. This Mortgage constitutes a security agreement solely with respect to the fixtures expressly included in the Mortgaged Property.

9.
Severability. Should any term, provision, covenant or condition of this Mortgage be held to be void or invalid, the same shall not affect any other term, provision, covenant or condition of this Mortgage, but the remainder hereof shall be effective as though such term, provision, covenant or condition had not been contained herein.

10.
Usury Disclaimer. Any provision contained herein or in the Note or in any other instrument now or hereafter evidencing, securing or otherwise relating to any indebtedness secured by this Mortgage to the contrary notwithstanding, neither the Mortgagee nor the holder of any such indebtedness shall be entitled to receive or collect, nor shall the Mortgagor be obligated to pay, interest on any of the secured indebtedness in excess of the maximum rate of interest at the particular time in question, if any, which, under applicable law, the Mortgagee is then permitted to charge the Mortgagor (herein the “Maximum Rate”) provided that the Maximum Rate shall be automatically increased or decreased as the case may be, without notice to the Mortgagor from time to time as of the effective time of each change in the Maximum Rate, and if any provision herein or in the Note or in such other instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this Paragraph A.10 shall control and shall override any contrary or inconsistent provision herein or in the Note or in such other instrument. The intention of the parties being to conform strictly to the usury limitations under applicable law, the Note, this Mortgage, and each other instrument now or hereafter evidencing or relating to any indebtedness secured by this Mortgage shall be held subject to reduction to the maximum amount allowed under said applicable law as now or hereafter construed by the courts having jurisdiction, and any payment by the Mortgagor over the Maximum Rate shall be applied to reduce the principal amount due and owing to the Mortgagee.

11.
Environmental Representations and Warranties. The respective rights, obligations, representations, warranties, releases and indemnities of the Mortgagor and the Mortgagee concerning environmental matters shall be governed by the Environmental Indemnity Agreement executed in connection with the Loan. In the event of any conflict between this Mortgage and the Environmental Indemnity Agreement concerning environmental matters, the Environmental Indemnity Agreement shall control.

12.
Time of the Essence. Time of each payment and performance of each of the Mortgagor’s obligations pursuant to the Note, this Mortgage, and each other instrument or obligation of the Mortgagor secured by this Mortgage or given in connection with this Mortgage is specifically declared to be of the essence.

13.
No Further Encumbrances. At no time throughout the term of this Mortgage shall the Mortgagor create, incur, assume or suffer to exist any mortgage, lien, security interest, encumbrance, attachment, levy, distraint or other judicial process of any kind on or with respect to any portion of the Property or any interest therein other than Permitted Encumbrances.

14.
No Transfer of Title. At no time throughout the term of this Mortgage shall the Mortgagor sell, convey, transfer or alienate any interest in the Property or any part thereof, or permit or effect any other transfer of title to the Property or any interest therein, except as expressly permitted under the Loan Agreement.

15.
Inspection of Books/Records. The Bank shall have the right, upon five (5) days prior written notice to the Mortgagor, to inspect and make copies of the Mortgagor’s books and records regarding the Property.

B.
GENERAL PROVISIONS.

1.
Non-Waiver. The Mortgagee’s acceptance of any sum after the same is due shall not constitute a waiver of the right either to require prompt payment, when due, of all other sums hereby secured or to declare an Event of Default as herein provided. The acceptance by the Mortgagee of any sum in an amount less than the sum then due shall be deemed an acceptance on account only and upon condition that it shall not constitute a waiver of the obligation of the Mortgagor to pay the entire sum then due, and the Mortgagor’s failure to pay said entire sum then due shall be and continue to be a default notwithstanding such acceptance of such amount on account, as aforesaid, and the Mortgagee shall be at all times thereafter and until the entire sum then due shall have been paid, and notwithstanding the acceptance by the Mortgagee thereafter of further sums on account, or otherwise, entitled to exercise all rights in this Mortgage conferred upon the Mortgagee, upon the occurrence of a default, and the right to proceed with a sale under any notice of default and election to sell shall in no way be impaired, whether any of such amounts are received prior or subsequent to such notice. Consent by the Mortgagee to any transaction or action which is subject to consent or approval of the Mortgagee hereunder shall not be deemed a waiver of the right to require such consent or approval to future or successive transactions or actions.

2.
Substitute Performance by the Mortgagee. Should an Event of Default exist as a result of the Mortgagor’s failure to pay or perform when required hereunder any obligation of the Mortgagor hereunder, the Mortgagee may, but shall not be obligated to, without regard to the adequacy of its security, make such appearances, disburse such sums or take such actions as the Mortgagee reasonably deems necessary to protect the Mortgagee’s interest, including, but not limited to disbursement of reasonable attorneys’ fees and entry upon the Mortgaged Property to make repairs without further notice or demand to or upon the Mortgagor. The Mortgagor hereby grants to the Mortgagee an easement to enter upon the Property at any time during the existence of an Event of Default, which easement shall continue for the duration of this Mortgage. The payment by the Mortgagee of any delinquent tax, assessment or governmental charge, or any lien or encumbrance which the Mortgagee in good faith believes may be prior to the lien of this Mortgage, or any insurance premium for insurance which the Mortgagor is obligated to provide hereunder but which the Mortgagee in good faith believes has not been supplied, shall be conclusive between the Mortgagor and the Mortgagee as to the propriety and amount so paid. The Mortgagee shall be subrogated to all rights, equities and liens discharged by any such expenditure. After any Default hereunder and whether or not any action is instituted to enforce any provision of this Mortgage or the Note, the Mortgagor promises to pay to the Mortgagee, as incurred, all reasonable sums incurred by the Mortgagee for attorneys’ fees and costs to enforce this Mortgage or the Note or to defend any claims arising from this Mortgage or the Note. Any amounts so paid pursuant to this Paragraph B.2, or the cost of such performance, together with all costs and expenses incurred by the Mortgagee in connection with such payment or performance, and any amounts for which the Mortgagor is specifically obligated to reimburse the Mortgagee pursuant to provisions hereof, including reasonable attorneys’ fees and interest on all such amounts at the default rate, as described in the Note, from the date paid by the Mortgagee until repaid to the Mortgagee, shall be payable by the Mortgagor to the Mortgagee immediately upon notice to the Mortgagor of the amount owing, without further demand, shall be secured by this Mortgage and shall be added to the judgment in any suit brought by the Mortgagee against the Mortgagor. Failure to pay any such amount within ten (10) business days after notice to the Mortgagor of the amount owing shall constitute an Event of Default hereunder and the Mortgagee may, at its option, accelerate and demand full payment of all amounts secured hereby.

3.
Relief from Bankruptcy Stay. The Mortgagor agrees that, in the event that the Mortgagor, any Guarantor or any of the persons or parties constituting the Mortgagor or a Guarantor shall: (a) file with any bankruptcy court of competent jurisdiction; (b) be the subject of any order for relief entered under the Bankruptcy Code; (c) file any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or other relief for debtors; (d) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator; (e) be the subject of any order, judgment, or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, or (f) be the subject of any petition under the Bankruptcy Code that is not dismissed or stayed within sixty (60) days, then the Bank shall thereupon be entitled and the Mortgagor irrevocably consents to immediate and unconditional relief from any automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to the Bank as provided for herein, in the Note, other Loan Documents and as otherwise provided by law, and the Mortgagor hereby irrevocably waives any right to object to such relief and will not contest any motion by the Bank seeking relief from the automatic stay and the Mortgagor will cooperate with the Bank, in any manner requested by the Bank, in its efforts to obtain relief from any such stay or other prohibition.

4.
Powers of the Mortgagee. At any time or from time to time, without liability therefor and without notice, without affecting the personal liability of any person or entity for the payment of the indebtedness secured hereby and without affecting the lien of this Mortgage upon the Mortgaged Property for the full amount of all amounts secured hereby, the Mortgagee may (a) release all or any part of the Mortgaged Property, (b) consent to the making of any map or plat thereof, (c) join in granting any easement thereon or in creating any covenants or conditions restricting use or occupancy thereof, or (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof.

5.
Certain Definitions. The term “Mortgagee” means the original Mortgagee hereunder, its successors or assigns, and any future owner and holder, including pledgee, of the Note. All obligations of each Mortgagor hereunder are joint and several, and this Mortgage in all its parts applies to and binds the heirs, personal representatives, administrators, executors, successors and assigns of all and each of the parties hereto. If the Mortgagor is two or more entities or persons, the term “Mortgagor” as used herein shall refer to them collectively, as well as individually.

The term “Permitted Encumbrances” means (a) the title exceptions shown in the final lender’s title policy and accepted by the Mortgagee at closing, (b) liens created in favor of the Mortgagee pursuant to the Loan Documents, liens and security interests arising under the Fifth Third Loan Documents, (c) general real estate taxes and assessments and special real estate taxes and assessments, if any, and (d) other liens expressly permitted under the Loan Agreement.

The term “Fifth Third Loan Documents” has the meaning assigned to such term in the Loan Agreement.

6.
Amendment. No alteration, amendment or waiver of this Mortgage, or the Note shall be effective unless in writing and signed by the parties sought to be charged or bound thereby.

7.
Governing Law. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THIS MORTGAGE WAS NEGOTIATED IN THE STATE OF NEW JERSEY (THE “STATE”), AND MADE BY MORTGAGOR AND ACCEPTED BY MORTGAGEE IN THE STATE, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS MORTGAGE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE, APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT IF THE PROPERTY IS LOCATED IN A JURISDICTION OTHER THAN THE STATE, THEN AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS WITH RESPECT TO THE PROPERTY SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE JURISDICTION IN WHICH THE PROPERTY IS LOCATED. TO THE FULLEST EXTENT PERMITTED BY LAW, MORTGAGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS MORTGAGE AND THE NOTE.

Nothing in this Mortgage, the Note or in any other Loan Documents between Mortgagor and Mortgagee shall require Mortgagor to pay, or Mortgagee to accept, interest in an amount which would subject Mortgagee to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due hereunder or under the Note or any other Loan Documents, which are or could be held to be in the nature of interest and which would subject Mortgagee to any penalty or forfeiture under applicable law, then, ipso facto, the obligations of Mortgagor to make such payment shall be reduced to the highest rate authorized under applicable law. Should Mortgagee receive any payment which is or would be in excess of the highest rate authorized under law, such payment shall have been, and shall be deemed to have been, made in error, and shall automatically be applied to reduce the outstanding principal balance of the indebtedness secured hereby.

All covenants hereof shall be construed as affording to Mortgagee rights additional to and not exclusive of the rights conferred under the provisions of the laws of the State of New Jersey and the State of Illinois (as applicable), or any other applicable law.

8.
Waiver of Jury Trial. The parties mutually, expressly, irrevocably and unconditionally waive trial by jury in any action arising out of or in connection with this Mortgage.

9.
Statement Fee. For any statement requested by the Mortgagor regarding the obligations and indebtedness secured by this Mortgage, or regarding the amounts held in any impound or reserve fund established hereunder, the Mortgagee may charge a reasonable fee, not to exceed any maximum amount provided by any applicable law at the time of the request therefor.

10.
Notices.

(a)
All notices required or permitted to be given hereunder shall be delivered in person or by United States mail, postage prepaid, registered or certified with return receipt requested. If any written notice is mailed, it shall be deemed effective on the earlier of actual receipt or on the third (3rd) calendar day following the date of mailing. Notice given in person shall be effective only if, and when, received. The addresses of the parties for delivery of notices shall be the addresses set forth above.

(b)
Any party may change its address for notice hereunder to any other location within the continental United States by giving ten (10) days notice to other parties in the manner set forth above.

11.
Representations and Warranties of the Mortgagor. The Mortgagor hereby represents and warrants as follows:

(a)
That this Mortgage, the Note and all other documents executed and delivered to the Mortgagee in connection herewith were executed in accordance with the requirements of law and are valid, binding and enforceable in accordance with their terms.

(b)
That the execution of this Mortgage, the Note and any other document executed and delivered to the Mortgagee in connection herewith, and the full and complete performance of the provisions hereof and thereof, will not result in any breach of, or constitute a default under any indenture, mortgage, bank loan or credit agreement or other agreement or instrument to which the Mortgagor is a party or by which the Mortgagor is bound, and will not result in the creation of any lien, charge or encumbrance other than the Mortgage and the Permitted Encumbrances upon any property or assets of the Mortgagor.

(c)
That upon the recording of the deed conveying the Premises to the Mortgagor, the Mortgagor is the owner of the Mortgaged Property.

(d)
To the Mortgagor’s knowledge and based upon the zoning report and other property diligence delivered to the Mortgagee, the existing improvements and the intended use of the Premises comply in all material respects with applicable zoning, planning, building, subdivision and other governmental requirements, except as disclosed in writing to the Mortgagee.

(e)
The Premises are composed of one or more whole tax parcels with a separate tax assessment, independent of any land or improvements not encumbered by this Mortgage.

(f)
There is no litigation pending or, to the best of the Mortgagor’s knowledge, threatened against the Mortgaged Property. There is no litigation pending or, to the best of the Mortgagor’s knowledge, threatened against the Mortgagor, which might, so far as the Mortgagor can now reasonably foresee, have a material adverse effect on the Mortgagor’s ability to repay the Note or to perform the provisions of this Mortgage or of any other document delivered to the Mortgagee in connection herewith. The Mortgagor has disclosed all litigation pending and threatened against the Mortgagor to the Mortgagee in writing, and will disclose all future such litigation to the Mortgagee in writing within thirty (30) days of its receipt of notice thereof.

(g)
The Mortgaged Property complies with all applicable subdivision laws, ordinances, regulations, rules and other requirements.

(h)
The Mortgagor is not in default with respect to any existing indebtedness or obligation.

(i)
The Mortgagor has the power and authority to enter into and perform all terms and conditions of this Mortgage, the Note, and all other documents executed in connection with this transaction, and to incur the obligations herein and therein provided for.

(j)
Unless previously disclosed to the Mortgagee in writing, the Mortgagor has not made any agreement or taken any action which may cause anyone to become entitled to a commission or finder’s fee as a result of the making of any loan to the Mortgagor by the Mortgagee.

These representations and warranties may be relied upon by the Mortgagee with or without investigation by the Mortgagee and they shall survive any such investigation, and shall continue and may be relied upon by the Mortgagee until all obligations secured by this Mortgage have been paid in full.

12.
Extensions and Modifications. From time to time, without affecting the obligation of the Mortgagor or the Mortgagor’s successors or assigns to pay the sums secured by this Mortgage and to observe the obligations of the Mortgagor contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and without affecting the lien or priority of lien hereof on the Mortgaged Property, the Mortgagee may, at the Mortgagee’s option, without giving notice to or obtaining the consent of the Mortgagor, the Mortgagor’s successors or assigns or of any other lienholders or guarantors, and without liability on the Mortgagee’s part, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from this Mortgage any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to the granting of any easement or dedication, join in any extension or subordination agreement and agree in writing with any person obligated to pay the same to modify the rate of interest or period of amortization of any indebtedness secured hereby or change the amount of the installments payable thereon. The Mortgagor shall pay the Mortgagee a reasonable service charge, together with such title insurance premiums and attorneys’ fees as may be incurred by the Mortgagee in connection with any such action. the priority of the lien of this Mortgage with respect to any and all modifications (as so defined) shall relate back to and remain as it was at time of the recording of this Mortgage (as if such modification were originally included in this Mortgage or as if the modification occurred at the time of the recording of this Mortgage), as provided in such statute.

13.
Waiver by the Mortgagor. The Mortgagor waives any requirement of presentment, demand for payment, notice of nonpayment or late payment, protest, notice of protest, notice of dishonor, and all other formalities. The Mortgagor waives all rights and/or privileges it might otherwise have to require the Mortgagee to proceed against or to pursue any remedy available to the Mortgagee in any particular manner or order as to any particular collateral, person or entity under any legal or equitable doctrine or principle including, without limitation, marshalling of assets and/or suretyship principles, and further agrees that the Mortgagee may proceed against the Mortgaged Property and any other Collateral expressly granted to the Mortgagee under the Loan Documents in the event of Default in such order and manner as the Mortgagee in its sole discretion may determine. Any Mortgagor that has signed this Mortgage as a surety or accommodation party, or that has subjected its property to this Mortgage to secure the indebtedness of another, hereby expressly waives any defense arising by reason of the cessation from any cause whatsoever of the liability of the Mortgagor, and waives the benefit of any statutes of limitation affecting the enforcement hereof.

14.
Corrections. The Mortgagor will, upon request of the Mortgagee, promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage or in the execution or acknowledgement hereof, and will execute, acknowledge and deliver such further documents and do such further acts as may be necessary or as may be reasonably requested by the Mortgagee to carry out more effectively the purposes of this Mortgage, and to perfect and maintain the liens and security interests expressly granted herein; provided that no such document or act shall expand the collateral covered by this Mortgage.

15.
Mortgagee Indemnification. The Mortgagor shall and does hereby agree to indemnify and to hold the Mortgagee and the Mortgagee’s affiliates and parent companies, and all of its and their respective officers, directors, employees and agents (the “Indemnified Parties”), harmless from and against all claims, demands, liabilities, losses or damages (including all related costs, expenses, and reasonable attorney’s fees) asserted against, imposed on or incurred by the Indemnified Parties in connection with or as a result of this Mortgage or the exercise of any rights or remedies under this Mortgage or by reason of any alleged obligations or undertakings of the Mortgagee to perform or discharge any of the terms, covenants or agreements contained in this Mortgage. Should the Mortgagee incur any such liability, the amount thereof, together with interest thereon at the Default Rate stated in the Note, shall be secured hereby and the Mortgagor shall reimburse the Mortgagee therefor immediately upon demand.

16.
Registration and Recording Fees. The Mortgagor will pay all filing, registration or recording fees, taxes and other charges, and all costs and expenses incident to the execution, acknowledgment, delivery and recording and/or filing of this Mortgage, the other Loan Documents, any mortgage supplemental hereto, any other security instrument with respect to fixtures constituting part of the Mortgaged Property, and any instrument of further assurance, and all Federal, state, county and municipal stamp taxes and other taxes, duties, impositions, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Mortgage or any mortgage supplemental hereto, any security instrument with respect to fixtures constituting part of the Mortgaged Property, any other Loan Document or any instrument of further assurance.

17.
Late Payment Charge. The Mortgagor acknowledges that late payment to the Mortgagee will cause the Mortgagee to incur costs not contemplated by this Mortgage. Such costs include, without limitation, processing and accounting charges. Therefore, any late payment shall be subject to a late charge as set forth in the Note. The parties agree that this late charge represents a reasonable sum considering all of the circumstances existing on the date of this Mortgage and represents a fair and reasonable estimate of the costs that the Mortgagee will incur by reason of the late payment. The parties further agree that proof of actual damages would be costly or inconvenient. Acceptance of any late charge shall not constitute a waiver of the Default with respect to the overdue amount, and shall not prevent the Mortgagee from exercising any of the other rights and remedies available to the Mortgagee.

18.
Fifth Third Loan Documents. The Mortgagee acknowledges and agrees that the Loan and the related guaranties and liens contemplated by the Loan Documents are intended to constitute Indebtedness, Contingent Obligations and Liens permitted under the Fifth Third Credit Agreement. The Mortgagee acknowledges and agrees that the existence, continuation and performance of the indebtedness, guaranties, liens, security interests and other obligations arising under the Fifth Third Loan Documents, and the exercise by Fifth Third Bank, National Association, as Agent, of its rights and remedies thereunder, shall not constitute a breach, default or Event of Default under this Mortgage or any other Loan Document and to the extent any representation or covenant herein or in any Loan Document is inconsistent with the provisions of the Fifth Third Credit Agreement, such representation or covenant is hereby deemed modified so as to conform thereto. Nothing in this Mortgage or any other Loan Document shall require the Mortgagor or any Guarantor to grant any lien or security interest, make any pledge, or take or omit any other action that would violate the Fifth Third Loan Documents.

C.
DEFAULT PROVISIONS.

1.
Events of Default. The occurrence of any Event of Default as defined in the Loan Agreement shall constitute an Event of Default under this Mortgage.

2.
Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default hereunder, the Mortgagee may, at its option, declare all indebtedness secured by this Mortgage immediately due and payable, and collectible without notice, regardless of maturity, and irrespective of whether the Mortgagee exercises such option, and regardless of (i) the Mortgagee’s delay in exercising such option, (ii) the Mortgagee’s failure to exercise such option on the occasion of any prior Default or (iii) the adequacy of the Mortgagee’s security, the Mortgagee may, at its option and in its sole discretion, without prior notice or demand to or upon the Mortgagor, do any one or more of the following:

(a)
Declare the Loan to be immediately due and payable, and thereupon the same shall become immediately due and payable, together with any and all other sums owing to the Bank pursuant to the Note, the Loan Agreement, this Mortgage and/or any other Loan Document;

(b)
Recover judgment against the Mortgagor for the indebtedness outstanding; and neither the recovery of judgment nor the levy of execution on the Property, shall affect the Bank’s rights hereunder or the lien hereof;

(c)
Enter upon and take possession of the Property with all process under applicable law, or have a receiver of the rents, issues and profits thereof appointed (the appointment of which is hereby consented to by the Mortgagor), without proof of depreciation in the value of the Property, inadequacy of the Property, or insolvency of the Mortgagor; and the Bank or the receiver may lease the Property, in the name of the Mortgagor, the Bank or the receiver, and may receive the rents, issues and profits and apply the same:

(i)
To the payment of expenses of leasing, operating, maintaining, repairing and improving the Property, including renting commissions and rental collection commissions paid to an agent of the Bank or of the receiver; and/or

(ii)
On account of the indebtedness owed to the Bank, in such order and in such amounts as the Bank or the receiver determines; but while in possession of the Property, the Bank or the receiver shall be liable to account only for the rents, issues and profits actually received.

Without limiting the generality of the foregoing, the Bank shall have all right, power, authority and duties as provided in the Illinois Mortgage Foreclosure Law, as amended (Illinois Compiled Statutes 735 ILCS 5/15 1001, et. seq.) (the “IMF Law”). Nothing herein contained shall be construed as constituting the Bank as mortgagee-in-possession in the absence of the actual taking of possession by the Bank of the Property.

(d)
Take such other action to protect and enforce the Bank’s rights hereunder and the lien hereof, as the Bank deems advisable, including:

(i)
The foreclosure hereof and, in any proceeding to enforce any liability for the Loan, the Mortgagor shall not assert, as a defense, that the Bank failed to foreclose any such rights or that any such rights adversely affected the value of the Property;

(ii)
The sale of the Property, in a foreclosure proceeding, in one or several parcels, at the Bank's option and without obligation to have the Property marshalled;

(iii)
The exercise by the Bank of all rights under the Loan Documents; and

(iv)       Set off immediately without notice or other action any money owed by the Bank in any capacity to the Mortgagor against any of the Mortgagor’s liability to the Bank, whether due or not, and the Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such event of default, even though the actual book entries may be made at some time subsequent thereto.

(e)
To the extent permitted by law, the Mortgagor hereby waives presentment, demand, protest and all other notices of any kind. To the extent permitted by law, the Mortgagor hereby further expressly waives and covenants not to assert any stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of this Mortgage, the Note and/or any other Loan Document.

(f)
The Mortgagee may take any other appropriate action permitted by applicable law.

3.
Deficiency; Liabilities and Rights After Default. To the extent permitted by law, the Mortgagor shall be and remain liable for any deficiency remaining after sale either pursuant to the Uniform Commercial Code, judicial proceedings, or otherwise. Upon the occurrence and during the continuance of an Event of Default or the occurrence of an event which after the passage of time or giving of notice, or both, could become an Event of Default, the Mortgagor shall pay the Mortgagee’s reasonable attorneys’ fees, the Mortgagee’s fees and its reasonable costs and expenses incurred as a result of said Event of Default or other such event, and if suit is brought, all costs of suit, all of which sums shall be secured by this Mortgage. The Mortgagor’s statutory rights of reinstatement, if any, are expressly conditioned upon the Mortgagor’s payment of all sums required under the applicable statute and performance of all required acts.

4.
Right of Setoff. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the Mortgagee is hereby authorized by the Mortgagor at any time or from time to time, without notice to the Mortgagor, any guarantor or endorser of the Note or any other indebtedness or obligation secured by this Mortgage, or any other person, any such notice being hereby expressly waived, to set off any obligations or liabilities any time held or owing by the Mortgagee to or for the credit or the account of the Mortgagor or any such guarantor or endorser against the obligations and liabilities of the Mortgagor or any such guarantor or endorser to the Mortgagee, including, but not limited to, all claims of any nature or description arising out of or connected with this Mortgage, the Note or any other indebtedness or obligation secured by this Mortgage, irrespective of whether or not (a) the Mortgagee shall have made any demand hereunder or (b) the Mortgagee shall have declared the principal of and interest on the Note to be due and owing and although said obligations and liabilities, or any of them, shall be contingent and unmatured.

5.
Foreclosure Procedure. The Mortgagor hereby expressly waives, to the extent permitted by law, any right which it may have to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto.

6.
Foreclosure Purchase. Upon any sale of the Mortgaged Property, if the holder of the Note is a purchaser at such sale, it shall be entitled to use and apply all or any portion of the indebtedness then secured by this Mortgage for or in settlement or payment of all or any portion of the purchase price of the Mortgaged Property purchased.

7.
Cumulative Remedies. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by this Mortgage to the Mortgagee, or to which it may be otherwise entitled, may be exercised from time to time and as often as may be deemed expedient by the Mortgagee, and the Mortgagee may pursue inconsistent remedies. The unenforceability of any provision in this Mortgage shall not affect the enforceability of any other provision herein. If there exists additional security for the performance of the obligations secured hereby, the Mortgagee, at its sole option, and without limiting or affecting any rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever other rights it may have in connection with such other security or in such order as it may determine.

8.
Marshalling of Assets. The Mortgagor agrees that all of the Mortgaged Property constitutes equal security for all of the obligations secured hereby, and the Mortgagor agrees that the Mortgagee shall be entitled to sell, retain or otherwise deal with any or all of the Mortgaged Property, in any order or simultaneously as the Mortgagee shall determine in its sole and absolute discretion, free of any requirement for the marshalling of assets or other restriction upon the Mortgagee in dealing with the Mortgaged Property.

9.
Use and Occupancy. In addition to the rights which the Bank may have herein, upon the occurrence and during the continuance of any Event of Default, the Bank, at its option, may require the Mortgagor to pay monthly in advance to the Bank, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Mortgaged Property as may be occupied by the Mortgagor or may require the Mortgagor to vacate and surrender possession of the Mortgaged Property to the Bank or to such receiver and, in default thereof, the Mortgagor may be evicted by summary proceedings or otherwise.

10.
Actions and Proceedings. The Bank has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the Bank, in its sole discretion, decides should be brought to protect its interest in the Mortgaged Property. The Bank shall, at its option, be subrogated to the lien of any mortgage or other security instrument discharged in whole or in part by the indebtedness owed to the Bank, and any such subrogation rights shall constitute additional security for the payment of the indebtedness owed to the Bank.

D.
SECURITY INTERESTS; FIXTURE FINANCING STATEMENT.

This Mortgage creates a security interest in only those fixtures owned by the Mortgagor that constitute part of the Mortgaged Property under applicable law and constitutes a “Security Agreement” as defined in revised Article 9 of the Illinois Uniform Commercial Code solely with respect to such fixtures. From the date of its recording, this Mortgage shall be effective as a fixture financing statement with respect to all goods constituting part of the Property which are or are to become fixtures related to the real estate described herein. For this purpose, the following information is set forth:

(a)
Name and Address of Debtor:

LINCOLN TECHNICAL INSTITUTE, INC.
14 Sylvan Way, Suite A
Parsippany, New Jersey 07054

(b)
Name and Address of Secured Party:

Provident Bank
10 Woodbridge Center Drive, 3rd Floor
Woodbridge, New Jersey 07095

The Mortgagor shall execute and file such other financing statements as the Bank shall reasonably require from time to time solely to perfect or continue the Bank’s security interest in such fixtures. The Bank may file continuation statements and amendments that do not add collateral or otherwise expand the security interest granted herein. The Mortgagor agrees to pay any and all filing and recording fees or other charges with respect to such documents.

E.
MISCELLANEOUS.

1.
Mortgagor shall execute and deliver to the appropriate governmental authority any affidavit, instrument, document and/or filing required pursuant to any applicable statute, ordinance, rule and/or regulation in connection with the Property, the Note and other Loan Documents and/or the business and affairs of Mortgagor.

2.
Mortgagor expressly covenants and agrees to pay in full the reasonable fees and expenses of the Bank’s counsel, promptly upon the receipt of a statement therefor, which are incurred, to the extent not prohibited under law, prior to and after the date hereof and which fees and expenses arise in connection with any matter incidental to the Loan that is evidenced by the Note and secured by this Mortgage and those fees and expenses that are incurred after the date hereof which fees and expenses arise in connection with the enforcement of any document executed in connection with the Loan.

3.
The Mortgagor shall pay any and all taxes, charges, fees and/or levies by reason of Mortgagee’s ownership of and interest in the Note, this Mortgage or the other Loan Documents and/or resulting from the exercise by Mortgagee of any of its rights and/or remedies provided for under this Mortgage, except for income taxes. The obligations assumed by Mortgagor pursuant to this Section shall survive the exercise by Mortgagee of any of its rights and/or remedies under this Mortgage.

4.
Mortgagor acknowledges and agrees that the total principal amount of the Loan secured hereby shall not exceed the original principal amount stated in the Note, which shall not exceed Fifteen Million Forty Thousand and 00/100 Dollars ($15,040,000.00).

5.
Mortgagor acknowledges and agrees that upon or at any time after the filing of any complaint to foreclose the lien of this Mortgage, the court may appoint upon petition of Mortgagee, and at Mortgagee’s sole option, a receiver of the Property pursuant to the IMF Law subject to compliance with the IMF Law. Such appointment may be made either before or after sale, without notice; without bond being required of the applicant if permitted under applicable law; and Mortgagee hereunder or any employee or agent thereof may be appointed as such receiver. Such receiver shall have all powers and duties prescribed by the IMF Law, including the power to take possession, control and care of the Property and to collect all rents, issues, deposits, profits and avails thereof during the pendency of such foreclosure suit and apply all funds received toward the indebtedness secured by this Mortgage, and in the event of a sale and a deficiency where Mortgagor has not waived its statutory rights of redemption, during the full statutory period of redemption, as well as during any further times when Mortgagor or its devisees, legatees, administrators, legal representatives, successors or assigns, except for the intervention of such receiver, would be entitled to collect such rents, issues, deposits, profits and avails, and shall have all other powers that may be necessary or useful in such cases for the protection, possession, control, management and operation of the Property during the whole of any such period. To the extent permitted by law, such receiver may extend or modify any then existing leases and make new leases of the Property or any part thereof, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, beyond the maturity date of the Loan, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Property are subject to the lien hereof, and upon the purchaser or purchasers at any such foreclosure sale, notwithstanding any redemption from sale, discharge of indebtedness, satisfaction of foreclosure decree or issuance of certificate of sale or deed to any purchaser.

6.
To the full extent permitted by law, Mortgagor hereby expressly waives any and all rights of redemption under the IMF Law, on its own behalf, on behalf of all persons claiming or having an interest (direct or indirect) by, through or under Mortgagor and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date hereof, it being the intent hereof that any and all such rights of redemption of Mortgagor and such other persons, are and shall be deemed to be hereby waived to the full extent permitted by applicable law. To the full extent permitted by law, Mortgagor hereby agrees that no action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and valid in an action at law upon the Note. Mortgagor acknowledges that the Property do not constitute agricultural real estate as defined in Section 5/15-1201 of the IMF law or residential real estate as defined in Section 5/15-1219 of the IMF Law. Mortgagor covenants that the proceeds of the loan secured by this Mortgage will be used for business purposes and that the loan secured hereby constitutes a “business loan” within the meaning of subparagraph 1(c) contained in Section 205/4 of Chapter 815 of the Illinois Compiled Statutes, as amended, and to the fullest extent permitted by law, Mortgagor hereby voluntarily and knowingly waives its rights to reinstatement and redemption as allowed under Section 15-1601(b) of the IMF Law, and to the full extent permitted by law, the benefits of all present and future valuation, appraisement, homestead, exemption, stay, redemption and moratorium law, under any state or federal law.

7.
Mortgagor acknowledges and agrees that:

i.
In the event that any provision in this Mortgage shall be inconsistent with any provisions of the IMF Law, the provision of the IMF Law, shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the IMF Law. If any provision in this Mortgage shall be inconsistent with any non-waivable provision of the IMF Law, the non-waivable provisions of the IMF Law shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with the IMF Law. If any provision of this Mortgage shall grant to the Bank (including the Bank acting as a mortgagee-in-possession) or a receiver appointed pursuant to this Mortgage any powers, rights or remedies prior to, upon the occurrence and during the continuance of an Event of Default which are more limited than the powers, rights or remedies that would otherwise be vested in the Bank or in such receiver under the IMF Law in the absence of said provision, the Bank and such receiver shall be vested with the powers, rights and remedies granted in the IMF Law to the full extent permitted by law. Without limiting the generality of the foregoing, all expenses incurred by the Bank which are of the type referred to in Section 5/15-1510 or 5/15-1512 of the IMF Law, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in this Mortgage, shall be added to the Indebtedness and/or by the judgment of foreclosure.

ii.
Mortgagor and Mortgagee shall have the benefit of all of the provisions of the IMF Law, including all amendments thereto which may become effective from time to time after the date hereof. In the event any provision of the IMF Law which is specifically referred to herein may be repealed, to the extent permitted by applicable law, Mortgagee shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference.

iii.
If any provision of this Mortgage shall grant to Mortgagee any rights or remedies upon default of Mortgagor which are more limited than the rights that would otherwise be vested in Mortgagee under the IMF Law in the absence of said provision, Mortgagee shall be vested with the rights granted in the IMF Law to the full extent permitted by law.

iv.
Without limiting the generality of the foregoing, all expenses incurred by Mortgagee to the extent reimbursable under any provisions of the IMF Law, whether incurred before or after any decree or judgment of foreclosure shall be added to the indebtedness hereby secured or by the judgment of foreclosure.

8.
To the extent Mortgagee receives any payment by or on behalf of Mortgagor, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Mortgagor or its respective estate, trustee, receiver, custodian or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the indebtedness hereby secured as of the date such initial payment, reduction or satisfaction occurred.

9.
[Reserved]

10.
If title to the Property or any part thereof is now or hereafter becomes vested in a trustee, any prohibition or restriction contained herein against the creation of any lien on the Property shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest of such trust.

11.
[Reserved]

12.
The maturity date or due date of the Note is August 1, 2036.

[NO FURTHER TEXT ON THIS PAGE. SIGNATURE PAGE TO FOLLOW.]

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the day and year set forth above.

MORTGAGOR:

Witness:		LINCOLN TECHNICAL INSTITUTE, INC.,
a New Jersey corporation

/s/ Dario Sousa		By:	/s/ David B. Shaw
Name:	Dario Sousa		Name:	David B. Shaw
			Title:	Senior Vice President, Finance

ACKNOWLEDGMENT

STATE OF NEW JERSEY	)
) ss.:
COUNTY OF MORRIS	)

I certify that on this 23rd day of June, 2026, personally appeared before me David B. Shaw who I am satisfied is the person who signed the within instrument as Senior Vice President, Finance of LINCOLN TECHNICAL INSTITUTE, INC., a New Jersey corporation, and he/she acknowledged that the attached document was made by the corporation and sealed with its corporate seal, was signed, sealed and delivered by him/her as such officer and is the voluntary act of the corporation, made by virtue of authority from its Board of Directors.

Witness my hand and official seal, this 23rd day of June, 2026.

/s/ Karen Dempsey
Notary Public

Signature Page to Mortgage and Security Agreement

SCHEDULE A

Description of Property

{continued on following page}

thence South 89 degrees 50 minutes 14 seconds West 133.14 feet; THENCE NORTH 24 degrees 35 minutes 46 seconds West 55.19 feet to the South line of Lot 1 in said H.S.A. Subdivision; THENCE NORTH 69 Degrees 35 minutes 46 seconds West along said South line, 5.90 feet; thence South 89 degrees 50 minutes 14 seconds West, along said South line, 12.99 feet to the South terminus point of the Easterly line of Lot 2 in SAID H.S.A. SUBDIVISION, said Easterly line bearing North 24 degrees, 35 minutes 46 seconds West 122.11 feet; thence South 24 degrees 35 minutes 46 seconds East, along the Southerly extension of said Easterly line of Lot 2, a distance of 178.13 feet to the Southeasterly line of said Lot 2; THENCE NORTH 54 degrees 44 minutes 05 seconds East, along said Southeasterly line, 123.22 feet to the Point of Beginning, all in Cook County, Illinois.

Parcel 2:

Reciprocal easements for ingress and egress by vehicular and Pedestrian traffic, vehicular parking, utility lines and facilities, and retention facilities upon, over and across the common area as the same may from time to time be constructed for such use as set forth in the declaration of protective covenants, restrictions and easements dated November 18, 1994 and recorded December 20, 1994 as document 04079308 and by second amendment to declaration of protective covenants restrictions and easements recorded May 4, 1998 as Document No. 98363980, and as further amended by the third amendment to declaration of protective covenants restrictions and easements recorded November 22, 2000 as Document 00922252, rerecorded November 29, 2000 as Document 00935668, and as further amended by the fourth amendment to declaration of protective covenants, restrictions and easements recorded August 8, 2003 as Document Number 0322018140, and as further amended by the fifth amendment to declaration of protective covenants, restrictions and easements recorded October 2, 2003 as Document Number 0327501129.

Parcel 3:

As easement for sanitary sewer and water drainage purposes as set forth in that certain easement from Paul Peter Ott and Amelia Ott to Arrow Match Corporation dated September 4, 1947 and recorded as Document 15244757.